Filed pursuant to Rule 497(e)

under the Securities Act of 1933

New York Equity Fund

Supplement dated March 29, 2005

To Prospectus and Statement of Additional Information

Dated August 1, 2004.

The following information supersedes and amends any information to the contrary relating to New York Equity Fund Prospectus and Statement of Additional Information, dated August 1, 2004.  The purpose of this filing is to amend the Prospectus and Statement of Additional Information to discontinue any sales charges (both sales load and Section 12b-1 Fees).

Effective April 1, 2005, the disclosure contained in the section captioned “Expense Information” on page 3 of the Prospectus is revised in its entirety to read as follows:

EXPENSE INFORMATION

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

The Fund has no sales charge (load) or Rule 12b-1 distribution fees.

Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None*
Maximum Account Fee	None

*

A wire transfer fee is charged in the case of redemptions made by wire.  Such fee is subject to change and is currently $15.00.  See “How to Redeem Shares.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees

1.00%

Other Expenses

1.79%

Total Annual Fund Operating Expenses

2.79.%

(1)

Other Expenses are based on amounts incurred during the Fund’s most recent fiscal year, although certain expenses have been restated to reflect current fees.

(2)

The Advisor currently intends to waive fees in order to maintain Total Annual Fund Operating Expenses at or below 1.98%.  However, this arrangement may be terminated at any time at the option of the Advisor.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year

$  282

3 Years

865

5 Years

1,474

10 Years

3,119

Effective April 1, 2005, the disclosure contained in the section captioned “How To Purchase Shares” on page 6 of the Prospectus is revised in its entirety to read as follows:

HOW TO PURCHASE SHARES

Initial Investments.  Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans).  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.  You may open an account and make an initial investment through securities dealers having a sales agreement with the Underwriter.  You may also make a direct initial investment by sending a check and a completed account application form to The New York State Opportunity Funds, c/o Mutual Shareholder Services LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141.  Checks should be made payable to “New York Equity Fund.”  Third party checks will not be accepted.  An account application is included in this Prospectus.

You may also purchase shares of the Fund by wire.  Please telephone the Transfer Agent (Nationwide toll free call 1-800-535-9169) for instructions.  You should be prepared to mail or fax us a completed, signed account application (Fax Number 1-440-922-0110).  If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends.  Your bank may impose a charge for sending your wire.  There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund.  Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day.  It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time.  Dealers may charge a fee for effecting purchase orders.  Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day’s public offering price.  Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

The public offering price of the Fund’s shares is the next determined net asset value per share as shown in the following table.

	Sales Charge as % of:		Dealer Reallowance
Amount of Investment	Public Offering Price	Net Amount Invested	as % of Public Offering Price

Less than $50,000	None	None	None
$50,000 but less than $100,000	None	None	None
$100,000 but less than $250,000	None	None	None
$250,000 but less than $500,000	None	None	None
$500,000 but less than $1,000,000	None	None	None
$1,000,000 or more	None	None	None

Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933.

Adding To Your Account.  You may make additional purchases in your account at any time.  These purchases may be made by mail, wire transfer or by contacting your broker-dealer.  Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account.  While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.  All purchases are made at the public offering price next determined after receipt of a purchase order by the Fund.

Purchases At Net Asset Value.  You purchase shares of the Fund at net asset value.  Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, purchase shares of the Fund at net asset value.  To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value.  Federal and state credit unions also purchase shares at net asset value.

Automatic Investment And Direct Deposit Plans.  You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account.  The minimum initial and subsequent investments must be $50 under the plan.  The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.  Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund.  Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

Additional Information.  The Fund mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.  The Fund and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains provisions in favor of the Fund, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

Effective April 1, 2005, the disclosure contained in the section captioned “How to Redeem Shares” on page 6, the seventh paragraph entitled “Reinvestment Privilege” is deleted in its entirety.

Effective April 1, 2005, the disclosure contained in the section captioned “Distribution Plan” on page 11 of the Prospectus is amended in its entirety to read as follows:

DISTRIBUTION PLAN

Effective April 1, 2005, the Fund terminated its plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”).  Prior to April 1, 2005, the Fund had adopted a Plan that allowed it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund’s shares.

The annual limitation for payment of expenses pursuant to the prior Plan was .25% of the Fund’s average daily net assets.  The Plan was terminated by the Fund in accordance with its terms, the Fund is required to make any payments for expenses incurred after the date the Plan’s termination.

Effective April 1, 2005, the disclosure contained in the section captioned “Calculation of Share Price and Public Offering Price” on page 11 of the Prospectus, the first paragraph first sentence is amended in its entirety to read:

On each day that the Fund is open for business, the public offering price (net asset value) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time).

Effective April 1, 2005, the following disclosure is added to page 11 of the Prospectus and page 15 of the Statement of Additional Information:

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”).  The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading.  Transactions placed in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.  As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading.  In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and  sales of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  The Fund attempts to detect and deter excessive trading through the use of fair valuation of securities as described under “Pricing of Fund Shares” and trade monitoring, particularly for large and/or frequent short-term trades by investors.

Some investors try to profit from “market-timing,” i.e. switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall.  As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling  securities.  These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes it would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.  The trading history of accounts determined to be under common ownership or control within the Fund may be considered in enforcing these policies.

The Fund monitors Fund share transactions, subject to the following limitation.  Generally, a purchase of the Fund’s shares followed by the redemption of the Fund’s shares within a 90-day period may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of  the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its Transfer Agent may require intermediaries to impose restrictions on  the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, permanently prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions.  The  Fund’s ability to impose such restrictions with respect to accounts  traded through particular intermediaries may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary.

Shareholders that invest through omnibus accounts should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.  The Fund’s policies and procedures regarding excessive trading may be modified at any time.

Effective April 1, 2005, “Calculation of Share Price and Public Offering Price” on page 15 of the Statement of Additional Information, the first paragraph, first sentence is amended in its entirety to read:

The share price (net asset value) and the public offering price (net asset value) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.

Effective April 1, 2005, the disclosure contained in the section captioned “Other Purchase Information” on pages 15-16 of the Statement of Additional Information is deleted in its entirety.